[THE AMERICAN FUNDS GROUP/R/]

FUNDAMENTAL
INVESTORS

[Two drawings of a high-rise building, each with person standing in front of the buildings]

Semi-Annual Report
for the six months ended June 30, 2001

Fundamental Investors/SM/ is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fundamental Investors seeks long-term growth of capital and income primarily through investments in common stocks.


RESULTS AT A GLANCE

Average Annual Return Six Months One Year Five Years 10 Years through 6/30/01 with all distributions reinvested

Fundamental Investors    -4.25%     - 5.71%    +15.53%    +16.04%

S&P 500                  -6.67      -14.79     +14.45     +15.07

Lipper Fund Indexes
  Multi-Cap Value        +4.22      +15.14     +12.79     +13.99
  Multi-Cap Core         -5.13      -11.83     +12.79     +14.02

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2001:

CLASS A SHARES                  One Year   Five Years   10 Years

Reflecting 5.75% maximum
 sales charge                    -11.13%     +14.17%     +15.35%


SHARE RESULTS: CLASS B, CLASS C AND CLASS F
Average Annual Compound Returns           One Year       Life Of
for periods ended 6/30/01                                 Class*

Class B shares
Reflecting applicable contingent
  deferred sales charge (CDSC),
  maximum of 5%, payable only if
  shares are sold                          -10.77%      -3.67%

Not reflecting CDSC                        - 6.44%      -0.82%

Class C and Class F shares
Results for these are not shown because of the brief time between their introduction on March 15, 2001, and the end of the period.

*From March 15, 2000, when B shares first became available.

The fund's 30-day yield as of July 31, 2001, calculated in accordance with the Securities and Exchange Commission formula, was 1.28%.

Please see the back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.


FELLOW SHAREHOLDERS

Sometimes in a weak stock market it takes extra determination to stick to your long-term investment goals. Like many of our shareholders, you may have been attracted to Fundamental Investors to provide that long-term discipline for you. In the past, this approach has allowed us to produce competitive results in favorable markets, but more importantly, to resist the worst of declining stock prices in tough markets. We are pleased that our current results illustrate that approach.

In the six months ended June 30, 2001, Fundamental Investors shares decreased 4.3% - ahead of Standard & Poor's 500 Composite Index. The unmanaged S&P 500, which tracks large-company U.S. stocks, was down 6.7% for the period. In addition to the S&P 500, the fund's adviser looks to two other indexes to provide further context for its short- and long-term results. Since we don't fit neatly into one peer-group category, we look at Lipper's Multi-Cap Value Fund Index, which tracks funds that invest in companies that are undervalued within their industries, and Multi-Cap Core Fund Index, which tracks funds that allow a wide latitude of companies in their portfolios. (Lipper compares the fund to the Multi-Cap Value index.) As you can see at left, the fund trailed Multi-Cap Value in recent periods but has outpaced both Lipper indexes as well as the S&P 500 over the long term.

This six-month period brings us to 80 consecutive quarters of paying at least 10-cent quarterly dividends. We know you look to the fund for that income, so we search for securities that can help us earn it. The income return for the period was 0.7% (1.4% annualized). A long-term capital gain distribution of 38 cents a share was paid in February.


The bubble has burst

The market didn't really believe it was floating in a bubble, or understand its magnitude, until it burst. Now that one of the biggest stock market bubbles in history has collapsed, investors are reminded that annual double-digit returns aren't the norm, that companies need to make money to stay in business and that experience matters when it comes to selecting lasting investments.

Bubbles or not, at American Funds we have always invested your money in companies with sound fundamentals. We are attracted to strong management with visionary leadership, compelling products or services, and underappreciated strength and value. It's important to see how companies like these handle a difficult environment. Though many prospered, you can see by our results that many companies succumbed to the short-term impact of high energy costs, overexpansion and the technology bust.

While the consumer economy has held its own during this period, corporate America is clearly in retrenchment. The Federal Reserve Board's six short-term interest-rate reductions since January have helped consumers. Lower rates, however, aren't enough to help businesses recover from overexpansion or to accommodate overly optimistic demand projections. It will take time to reduce inventories, utilize excess capacity and reset profitability expectations to more reasonable levels. We are optimistic that reductions in interest rates, taxes and inventories (plus recent reductions in energy costs) will eventually lead to recovery.


Broad holdings

You will see a strategic increase in the diversity of industries represented in Fundamental Investors' portfolio. The 10 largest holdings represent that diversity. Together, these companies comprise more than 20% of the fund's assets. Our continuing commitment to media and entertainment companies (11.6% of the fund's assets) helped results this period. AOL Time Warner (+52.3%), our largest holding, completed its merger in January, bringing together America Online, CNN, HBO, Warner Brothers and Time Inc. into a global media company.
In late January, management presented aggressive goals that generated investor enthusiasm for the new company. Like AOL Time Warner, Viacom (+11.3%) and News Corp. (+12.8%) also overcame the predicted advertising slump, with strong returns relative to the market. While we can't expect results to continue at this pace, we appreciate these companies' continued value as growing global businesses with strong brands and effective management.

The other largest holdings represent various industries. Investors await AstraZeneca's (-7.8%) 2001 launch of Crestor, an important cholesterol drug that slows the LDL-producing enzyme that creates "bad" cholesterol. Crestor's expected success should override the loss of patent protection on the company's ulcer drug, Prilosec.

Bank of America (+30.9%) and Canadian Pacific (+35.7%) have been solid "anti-technology" companies to own. Bank of America has benefited from low interest rates and its merger with NationsBank. We expect that Canadian Pacific's plan to spin off its rail, shipping, petroleum, coal and hotel units into separate entities will make the sum of its parts greater than its whole. Dow Chemical's (-9.2%) merger with Union Carbide makes it the world's second-largest chemical company. It has done better than expected in this environment and has provided the fund with a strong yield.


What about technology?

Two of the 10 largest holdings were technology-related: Texas Instruments (-33.5%) and Microsoft (+68.3%). Though we spent most of 2000 reducing our holdings in technology, we've recently added significantly in this area. We recognize that it may be early, but we have confidence that this is a solid strategy. We don't believe the Internet concept is a false premise, just that too much was promised too soon. It will be an important contributor to our future - and, we believe, a profitable one.

When you've lived through one of the greatest collapses in financial history, you witness big mistakes in valuations of companies. Just as businesses got misvalued on the upside, the same thing can happen on the downside. For unknown reasons, solid companies may find their way to the bargain basement. It's our job to ferret out the bargains on your behalf. It's your job to hold on long enough to give these bargains an opportunity to prosper. We appreciate your support.

Sincerely,

/s/James F. Rothenberg
James F. Rothenberg
Chairman

/s/James E. Drasdo
James E. Drasdo
President

August 14, 2001



Investment Portfolio, June 30, 2001

                                               PERCENT OF
LARGEST INDUSTRY HOLDINGS                       NET ASSETS

Media                                                11.62%
Pharmaceuticals                                       7.10%
Semiconductor Equipment & Products                    4.82%
Insurance                                             4.54%
Oil & Gas                                             4.43%


                                               PERCENT OF      PERCENT
LARGEST EQUITY HOLDINGS                         NET ASSETS  CHANGE /1/

AOL Time Warner Inc.                                  2.93%  52.3% /2/
AstraZeneca                                           2.64%      -7.83%
Bank of America                                       2.55%      30.86%
Viacom Inc.                                           2.42%      11.26%
AT&T                                                  2.09%      27.08%
Canadian Pacific                                      1.91%      35.67%
Dow Chemical                                          1.90%      -9.22%
Texas Instruments/Burr-Brown                          1.72%     -33.51%
Microsoft                                             1.57%      68.30%
News Corp.                                            1.52%      12.82%

/1/  Reflects change in market price for the six
 months ended 6/30/01. (Excludes dividends.)
/2/  Adjusted for mergers.


                                                                        Shares or        Market  Percent
Equity Securities (Common and Preferred Stocks                          Principal         Value   of Net
   and Convertible Debentures)                                              Value         (000)   Assets

MEDIA  -  11.62%
AOL Time Warner Inc. (merger of America Online,                         11,566,000      $612,998   2.93%
 Inc. and Time Warner Inc.) /1/
Viacom Inc., Class B  /1/                                                7,394,500       382,665
Viacom Inc., Class A  /1/                                                2,351,200       124,708     2.42
News Corp. Ltd., preferred (ADR) (Australia)                             6,200,000       200,880
News Corp. Ltd. (ADR)                                                    3,150,000       117,022     1.52
Walt Disney Co.                                                         10,155,100       293,381     1.40
Fox Entertainment Group, Inc., Class A  /1/                              3,650,000       101,835      .48
Clear Channel Communications, Inc.  /1/                                  1,498,100        93,931      .45
United Pan-Europe Communications NV, convertible                             1,120        83,884
 preferred (Netherlands) /1/ /2/ /3/
United Pan-Europe Communications NV, warrants,                             543,826             0      .40
 expire 2007 /1/ /3/
Dow Jones & Co., Inc.                                                    1,385,000        82,698      .39
Adelphia Communications Corp. 6.00% convertible                        $75,000,000        72,840      .35
 subordinated notes 2006
E.W. Scripps Co., Class A                                                  700,000        48,300      .23
NTL Communications Corp. 6.75% convertible                             $40,000,000        24,650
 subordinated notes 2008 /2/
NTL Inc. 5.75% convertible subordinated                                $65,000,000        20,963      .22
 notes 2009
Comcast Corp., Class A, special stock /1/                                1,000,000        43,400      .21
Interpublic Group of Companies, Inc.                                     1,184,800        34,774
Interpublic Group of Companies, Inc. 1.87%                              $8,168,000         6,528      .20
 convertible notes 2006 /2/
Gannett Co., Inc.                                                          500,000        32,950      .16
Tribune Co.                                                                718,400        28,743      .14
Knight-Ridder, Inc.                                                        441,200        26,163      .12


PHARMACEUTICALS  -  7.10%
AstraZeneca PLC (United Kingdom)                                         8,590,000       398,609
AstraZeneca PLC (ADR)                                                    3,300,766       154,311     2.64
Pharmacia Corp.                                                          4,439,500       203,995
Pharmacia Corp. 6.50% ACES convertible                                     100,000         4,040      .99
 preferred 2001, units
Eli Lilly and Co.                                                        2,250,000       166,500      .80
American Home Products Corp.                                             2,750,000       160,710      .77
Bristol-Myers Squibb Co.                                                 2,900,000       151,670      .72
Pfizer Inc                                                               3,500,000       140,175      .67
Elan Corp., PLC (ADR) (Ireland) /1/                                      1,400,000        85,400      .41
Forest Laboratories, Inc. /1/                                              300,000        21,300      .10


SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.82%
Texas Instruments Inc.                                                  10,564,324       332,776
Burr-Brown Corp. 4.25% convertible subordinated                        $25,000,000        28,075     1.72
 notes 2007
PMC-Sierra, Inc.  /1/                                                    4,081,200       126,803      .60
Intel Corp.                                                              4,200,000       122,850      .59
Applied Materials, Inc. /1/                                              2,500,000       122,750      .59
Maxim Integrated Products, Inc. /1/                                      2,350,000       103,893      .50
National Semiconductor Corp. /1/                                         1,750,000        50,960      .24
Cypress Semiconductor Corp. /1/                                          2,100,000        50,085      .24
LSI Logic Corp. /1/                                                      1,900,000        35,720      .17
ON Semiconductor Corp. /1/                                               5,347,800        24,332      .11
Semtech Corp. 4.50% convertible subordinated                            $8,000,000         7,899
 notes 2007 /2/
Semtech Corp. 4.50% convertible subordinated                            $2,000,000         1,975      .05
 notes 2007
Infineon Technologies AG (Germany)                                          75,500         1,774      .01


INSURANCE  -  4.54%
Marsh & McLennan Companies, Inc.                                         2,440,600       246,501     1.18
Chubb Corp.                                                              2,925,000       226,483     1.08
Allstate Corp.                                                           4,000,000       175,960      .84
Berkshire Hathaway Inc., Class A  /1/                                        1,750       121,450      .58
21st Century Insurance Group                                             2,892,300        53,797      .25
American International Group, Inc.                                         600,000        51,600      .25
XL Capital Ltd., Class A (Bermuda)                                         472,000        38,751      .18
AMP Ltd. (Australia)                                                     3,300,000        36,992      .18


OIL & GAS  -  4.43%
Suncor Energy Inc. (Canada)                                              8,862,417       225,951     1.08
Murphy Oil Corp.                                                         2,194,900       161,545      .77
Unocal Corp.                                                             2,500,000        85,375
Unocal Capital Trust $3.125 convertible preferred                          450,000        21,431      .51
Shell Canada Ltd., Class A (Canada)                                      3,254,700        92,869      .44
Texaco Inc.                                                              1,323,100        88,118      .42
Phillips Petroleum Co.                                                   1,138,400        64,889      .31
ENI SpA (Italy)                                                          5,120,000        62,597      .30
Imperial Oil Ltd. (Canada)                                               2,261,900        58,244      .28
Sunoco, Inc.                                                             1,000,000        36,630      .18
Royal Dutch Petroleum Co. (New York registered)                            500,000        29,135      .14
 (Netherlands)


BANKS  -  4.40%
Bank of America Corp.                                                    8,900,000       534,267     2.55
First Union Corp.                                                        2,600,000        90,844      .43
BANK ONE CORP.                                                           2,500,000        89,500      .43
KeyCorp                                                                  2,500,000        65,125      .31
Wells Fargo & Co.                                                        1,400,000        65,002      .31
FleetBoston Financial Corp.                                              1,250,000        49,312      .24
Royal Bank of Canada (Canada)                                              850,000        27,268      .13


DIVERSIFIED TELECOMMUNICATION SERVICES - 3.80%
AT&T Corp.                                                              19,900,000       437,800     2.09
SBC Communications Inc.                                                  5,800,000       232,348     1.11
Qwest Communications International Inc.                                  2,161,650        68,892      .33
Sprint FON Group                                                         2,643,700        56,469      .27


INDUSTRIAL CONGLOMERATES - 3.76%
Norsk Hydro AS (ADR) (Norway)                                            3,559,000       151,969
Norsk Hydro AS                                                           2,701,000       114,535     1.27
Minnesota Mining and Manufacturing Co.                                   1,900,000       216,790     1.04
General Electric Co.                                                     4,000,000       195,000      .93
Siemens AG (Germany)                                                     1,800,000       109,163      .52


COMPUTERS & PERIPHERALS  -  3.25%
International Business Machines Corp.                                    2,000,000       226,000     1.08
Lexmark International, Inc., Class A /1/                                 3,000,000       201,750      .96
Hewlett-Packard Co.                                                      3,755,200       107,399      .51
Compaq Computer Corp.                                                    6,000,000        92,940      .44
EMC Corp.  /1/                                                           1,200,000        34,860      .17
Dell Computer Corp.  /1/                                                   709,100        18,543      .09


ROAD & RAIL  -  2.76%
Canadian Pacific Ltd. (Canada)                                          10,318,000       399,823     1.91
Union Pacific Corp.                                                      1,700,000        93,347
Union Pacific Capital Trust 6.25% TIDES                                    160,000         7,530      .48
 convertible preferred 2028 /2/
Burlington Northern Santa Fe Corp.                                       2,547,600        76,861      .37


COMMUNICATIONS EQUIPMENT  -  2.73%
Cisco Systems, Inc.  /1/                                                 8,600,000       156,520      .75
Motorola, Inc.                                                           9,261,100       153,364      .73
Corning Inc.                                                             8,950,000       149,554      .71
Telefonaktiebolaget LM Ericsson, Class B                                 6,000,000        32,520      .15
 (ADR) (Sweden)
JDS Uniphase Corp. /1/                                                   2,200,000        27,500      .13
Lucent Technologies Inc.                                                 4,000,000        24,800      .12
Crown Castle International Corp. /1/                                     1,500,000        24,600      .12
Nortel Networks Corp. (Canada)                                             400,000         3,636      .02


ELECTRIC UTILITIES - 2.72%
TXU Corp.                                                                3,981,600       191,873      .92
Dominion Resources, Inc.                                                 1,050,000        63,137      .30
DTE Energy Co.                                                           1,300,000        60,372      .29
American Electric Power Co., Inc.                                        1,152,100        53,192      .25
Xcel Energy Inc.                                                         1,800,000        51,210      .24
CMS Energy Corp.                                                         1,800,000        50,130      .24
Constellation Energy Group, Inc.                                         1,090,800        46,468      .22
Duke Energy Corp.                                                          300,000        11,703
Duke Energy Corp. 8.25% units 2004                                         338,000         8,670      .10
FPL Group, Inc.                                                            297,500        17,912      .09
Southern Co.                                                               400,000         9,300      .04
Entergy Corp.                                                              150,000         5,759      .03


SOFTWARE  -  2.46%
Microsoft Corp.  /1/                                                     4,500,000       328,500     1.57
Computer Associates International, Inc.                                  2,750,000        99,000      .47
Intuit Inc. /1/                                                          2,200,000        87,978      .42


ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.34%
Jabil Circuit, Inc.  /1/                                                 6,500,000       200,590      .96
Sanmina Corp.  /1/                                                       3,500,000        81,935
Sanmina Corp. 0% convertible subordinated                             $166,000,000        59,146      .67
 debentures 2020
SCI Systems, Inc. /1/                                                    3,000,000        76,500
SCI Systems, Inc. 3.00% convertible                                    $10,000,000         7,911      .40
 subordinated debentures 2007
Agilent Technologies, Inc.  /1/                                          2,000,000        65,000      .31


FOOD PRODUCTS  -  2.33%
Unilever NV (New York Registered) (Netherlands)                          1,600,000        95,312      .46
H.J. Heinz Co.                                                           2,000,000        81,780      .39
Wm. Wrigley Jr. Co.                                                      1,690,800        79,214      .38
Sara Lee Corp.                                                           3,900,000        73,866      .35
Kellogg Co.                                                              2,400,000        69,600      .33
General Mills, Inc.                                                      1,404,200        61,476      .29
Dole Food Co., Inc.                                                      1,363,800        25,980      .13


CHEMICALS  -  2.24%
Dow Chemical Co.                                                        11,975,000       398,169     1.90
Air Products and Chemicals, Inc.                                         1,400,000        64,050      .31
Syngenta AG (Switzerland) /1/                                               98,414         5,180
Syngenta AG (ADR) /1/                                                      133,740         1,444      .03


DIVERSIFIED FINANCIALS - 1.95%
Fannie Mae                                                               1,917,800       163,301      .78
Household International, Inc.                                            1,700,000       113,390      .54
Investor AB, Class B (Sweden)                                            5,000,000        63,719      .31
USA Education Inc.                                                         550,000        40,150      .19
Capital One Financial Corp.                                                450,000        27,000      .13


METALS & MINING - 1.93%
Alcoa Inc.                                                               5,480,100       215,916     1.03
Phelps Dodge Corp.                                                       1,915,620        79,498      .38
BHP Billiton Ltd., (formerly BHP Ltd.)                                   5,645,029        30,643
 deferred shares (Australia) /1/
BHP Billiton Ltd.                                                        5,300,000        28,068      .28
Massey Energy Co.                                                        2,011,700        39,751      .19
Freeport-McMoRan Copper & Gold Inc.,                                       845,000         9,337      .05
 Class B  /1/


AIRLINES  -  1.61%
Continental Airlines, Inc., Class B  /1/                                 2,675,000       131,744      .63
Delta Air Lines, Inc.                                                    2,400,000       105,792      .51
AMR Corp.  /1/                                                           2,000,000        72,260      .34
Southwest Airlines Co.                                                   1,500,000        27,735      .13


AEROSPACE & DEFENSE  - 1.50%
Honeywell International Inc.                                             3,100,000       108,469      .52
Lockheed Martin Corp.                                                    2,911,900       107,886      .52
Boeing Co.                                                               1,750,000        97,300      .46


PAPER & FOREST PRODUCTS  - 1.50%
Weyerhaeuser Co.                                                         1,925,000       105,817      .51
International Paper Co.                                                  2,200,000        78,540      .37
Norske Skogindustrier ASA, Class A (Norway)                              3,938,100        59,746      .29
Georgia-Pacific Corp., Georgia-Pacific Group                               958,640        32,450
Georgia-Pacific Corp., Timber Group                                        150,000         5,363      .18
Bowater Inc.                                                               700,000        31,318      .15


MACHINERY  -  1.46%
Deere & Co.                                                              3,200,000       121,120      .58
Parker Hannifin Corp.                                                    2,551,500       108,286      .52
Caterpillar Inc.                                                         1,000,000        50,050      .24
Illinois Tool Works Inc.                                                   400,000        25,320      .12


BEVERAGES  -  1.43%
Coca-Cola Co.                                                            3,500,000       157,500      .75
Anheuser-Busch Companies, Inc.                                           1,500,000        61,800      .30
Adolph Coors Co., Class B                                                  875,000        43,907      .21
PepsiCo, Inc.                                                              800,000        35,360      .17


SPECIALTY RETAIL  -  1.42%
Lowe's Companies, Inc.                                                   2,100,000       152,355      .73
Limited Inc.                                                             8,768,578       144,857      .69


AUTOMOBILES  -  1.03%
General Motors Corp.                                                     2,000,000       128,700      .62
Honda Motor Co., Ltd. (Japan)                                            1,954,000        85,911      .41


AIR FREIGHT & COURIERS  -  0.92%
FedEx Corp.  /1/                                                         2,600,000       104,520      .50
United Parcel Service, Inc., Class B                                     1,509,600        87,255      .42


COMMERCIAL SERVICES & SUPPLIES  -  0.88%
Sabre Holdings Corp., Class A  /1/                                       2,045,304       102,265      .49
Avery Dennison Corp.                                                       500,000        25,525      .12
Ceridian Corp. /1/                                                       1,122,100        21,511      .10
Cendant Corp. 3.00% convertible debentures                              $7,900,000         7,756
 2002 /2/
Cendant Corp. /1/                                                          293,388         5,721      .07
Equifax Inc.                                                               300,000        11,004      .05
Waste Management, Inc. 4.00% convertible                               $11,000,000        10,839      .05
 debentures 2002


HOUSEHOLD PRODUCTS  -  0.85%
Colgate-Palmolive Co.                                                    3,000,000       176,970      .85


INTERNET SOFTWARE & SERVICES  -  0.74%
Yahoo  Inc.  /1/                                                         7,500,000       149,925      .72
CNET Networks, Inc. 5.00% convertible                                   $8,000,000         5,420      .02
 subordinated notes 2006


IT CONSULTING & SERVICES  -  0.71%
Electronic Data Systems Corp.                                            2,100,000       131,250
Electronic Data Systems 7.625% convertible                                 279,600        14,735      .70
 preferred, FELINE PRIDES, 2004 /1/
Arbitron Inc.  /1/                                                         109,400         2,637      .01


ENERGY EQUIPMENT & SERVICES  -  0.69%
Baker Hughes Inc.                                                        4,300,000       144,050      .69


MULTILINE RETAIL  -  0.57%
Federated Department Stores, Inc. /1/                                    2,800,000       119,000      .57


MULTI-UTILITIES  -  0.51%
Questar Corp.                                                            3,000,000        74,280      .35
Williams Companies, Inc.                                                 1,000,000        32,950      .16


CONSTRUCTION & ENGINEERING  -  0.49%
Fluor Corp.                                                              2,011,700        90,828      .43
Foster Wheeler Ltd. 6.50% convertible                                  $15,000,000        12,262      .06
 subordinated notes 2007 /2/


PERSONAL PRODUCTS  -  0.37%
Gillette Co.                                                             2,700,000        78,273      .37


GAS UTILITIES  -  0.28%
KeySpan Corp.                                                            1,584,000        57,784      .28


HEALTH CARE PROVIDERS & SERVICES  - 0.25%
Cardinal Health, Inc.                                                      750,000        51,750      .25


OTHER INDUSTRIES  -  1.23%
Applera Corp. - Applied Biosystems Group                                 1,330,200        35,583
Applera Corp. - Celera Genomics Group /1/                                  528,800        20,972      .27
Delphi Automotive Systems Corp.                                          2,814,518        44,835      .21
AT&T Broadband 6.25% PIES convertible                                      750,000        42,893      .21
 preferred 2001
Nippon Sheet Glass Co., Ltd. (Japan)                                     5,183,000        30,190      .14
Albertson's, Inc.                                                          998,550        29,947      .14
Chesapeake Corp. /4/                                                       859,100        21,263      .10
Walgreen Co.                                                               500,000        17,075      .08
Tupperware Corp.                                                           500,000        11,715      .06
Royal Caribbean Cruises Ltd. 0% convertible                            $10,750,000         3,915      .02
 debenture 2021


MISCELLANEOUS  -  4.34%
Other equity securities in initial period                                                908,775     4.34
 of acquisition


TOTAL EQUITY SECURITIES (cost: $16,986,479,000)                                       19,252,453    91.96



                                                                        Principal        Market  Percent
                                                                           Amount         Value   of Net
Bonds & Notes                                                               (000)         (000)   Assets

MEDIA  -  1.06%
NTL Communications Corp.:
 11.50% 2008                                                                41,500        27,390
 Series B, 11.875% 2010                                                     28,125        18,703
NTL Inc.:
 0%/12.75% 2005 /5/                                                         33,000        24,420
 11.50% 2006                                                                14,375         9,991      .39
United Pan-Europe Communications NV:
 10.875% 2009                                                               85,925        30,933
 11.25% 2010                                                                25,175         9,566
 11.50% 2010                                                                20,050         7,669
 0%/13.75% 2010 /5/                                                         33,950         5,432      .26
Charter Communications Holdings, LLC 8.25% 2007                             50,000        46,750      .22
Comcast UK Cable Partners Ltd. 0%/11.20%                                    19,570        13,112      .06
 2007 /5/
Cablevision Industries Corp. 9.875% 2013                                    10,000        10,500      .05
Diamond Cable Communications PLC 11.75%                                     13,000         8,905      .04
 2005 /5/
Time Warner Inc. 10.15% 2012                                                 6,000         7,289      .04


AIRLINES  -  0.06%
Delta Air Lines, Inc., Series 1993-A2,                                      11,500        12,286      .06
 10.50% 2016 /6/


TOTAL BONDS & NOTES (cost: $306,847,000)                                                 232,946     1.12


                                                                        Principal        Market  Percent
                                                                           Amount         Value   of Net
Short-Term Securities                                                       (000)         (000)   Assets

Federal Agency Discount Notes  -  3.51%
Federal Home Loan Banks 3.55%-4.48% due                                    280,000       278,731     1.33
 7/5-9/26/2001
Fannie Mae 3.55%-4.47% due 7/12-11/8/2001                                  275,000       272,977     1.30
Freddie Mac 3.56%-4.59% due 7/3-9/27/2001                                  185,000       184,093      .88


Corporate Short-Term Notes  -  2.93%
American Express Credit Corp. 3.83%-4.00%                                   60,000        59,788      .29
 due 7/16-8/31/2001
Park Avenue Receivables Corp. 3.80%-3.99% due                               50,000        49,918      .24
 7/10-7/26/2001 /2/
General Electric Capital Services Inc. 3.93%                                50,000        49,907      .24
 due 7/17/2001
Equilon Enterprises LLC 3.86%-3.92% due                                     45,000        44,895      .21
 7/19-7/23/2001
Target Corp. 3.75%-3.88% due 7/13-7/20/2001                                 40,000        39,934      .19
Three Rivers Funding Corp. 3.84%-3.85% due                                  40,000        39,918      .19
 7/16-7/23/2001 /2/
Marsh USA Inc. 3.70% due 8/14/2001 /2/                                      40,000        39,811      .19
Colgate-Palmolive Co. 3.72%-3.75% due                                       39,000        38,839      .19
8/7-8/8/2001 /2/
Corporate Asset Funding Co. Inc. 3.70%-3.73%                                31,500        31,328      .15
 due 8/14-8/24/2001 /2/
Wal-Mart Stores, Inc. 3.76%-3.82% due                                       28,000        27,929      .13
 7/24/2001 /2/
Anheuser-Busch Companies Inc. 3.71%-4.64%                                   26,000        25,827      .12
 due 7/6-9/6/2001 /2/
Bank of America Corp. 4.58% due 7/9/2001                                    25,500        25,471      .12
Preferred Receivables Funding Corp. 3.90%-3.93%                             25,000        24,960      .12
 due 7/10-7/19/2001 /2/
Alcoa Inc. 3.75%-4.65% due 7/6-8/14/2001                                    25,000        24,942      .12
Walt Disney Co. 3.82% due 11/9/2001                                         25,000        24,658      .12
Private Export Funding Corp. 4.15% due                                      23,000        22,920      .11
 7/30/2001 /2/
Schering Corp. 3.95% due 7/16/2001                                          22,469        22,430      .11
Minnesota Mining & Manufacturing Co.                                        20,000        19,876      .09
 3.69%-4.15% due 7/19-10/10/2001


U.S. Treasury Securities  -  0.31%
U.S. Treasury Bills 3.50%-3.56% due                                         65,000        64,278      .31
 9/27-11/8/2001

TOTAL SHORT-TERM SECURITIES:                                                           1,413,430     6.75
 (cost: $1,413,348,000)

TOTAL INVESTMENT SECURITIES:                                                          20,898,829    99.83
 (cost: $18,706,674,000)
Excess of cash and receivables over payables                                              36,308      .17

NET ASSETS                                                                           $20,935,137 100.00%

/1/ Non-income-producing security.
/2/ Purchased in a private placement transaction;
    resale may be  limited to qualified
    institutional buyers; resale to public
    may require registration.
/3/ Valued under procedures established by the
    Board of Directors.
/4/ The fund owns 5.68% of the outstanding voting securities of Chesapeake Corp.
    and thus is considered an affiliate as
    defined under the Investment Company
    Act of 1940.
/5/ Step bond; coupon rate will increase at
    a later date.
/6/ Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

ADR = American Depositary Receipts

See Notes to Financial Statements


Equity securities added since December 31, 2000
Adelphia Communications
Anheuser-Busch
Applied Materials
Arbitron
Avery Dennison
Burr-Brown
Ceridian
Cisco Systems
Clear Channel Communications
Continental Airlines
Cypress Semiconductor
Dell Computer
EMC
Foster Wheeler
Freeport-McMoRan Copper & Gold
General Electric
Jabil Circuit
JDS Uniphase
KeyCorp
Maxim Integrated Products
National Semiconductor
NTL
Norske Skogindustrier
PMC-Sierra
Royal Caribbean Cruises
Sanmina
Syngenta AG


Equity securities eliminated since December 31, 2000
A. H. Belo
Aon
Avaya
Bayer
Becton, Dickinson and Co.
Bell Atlantic Financial Services
Budget Group
Cincinnati Financial
Dana
Diamond Offshore Drilling
Imperial Chemical Industries
IVAX
Mizuho Holdings
Newell
Northrop Grumman
Progress Energy
Raytheon
Schlumberger
"Shell" Transport and Trading
St. Paul Companies
Sumitomo Bank
Verizon Communications
Willamette Industries


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES                                                           Unaudited
at June 30, 2001                                                           (dollars in  thousands)

Assets:
Investment securities at market
 (cost: $18,706,674)                                                                        $20,898,829
Cash                                                                                              1,280
Receivables for -
 Sales of investments                                                          $60,847
 Sales of fund's shares                                                         51,375
 Dividends and interest                                                         35,537          147,759
                                                                                             21,047,868
Liabilities:
Payables for -
 Purchases of investments                                                       76,235
 Repurchases of fund's shares                                                   24,180
 Management services                                                             4,692
 Other expenses                                                                  7,624          112,731

Net Assets at June 30, 2001                                                                 $20,935,137

 Total authorized capital stock - 1,000,000,000 shares, $1.00 par value

 Class A shares:
  Net assets                                                                                $20,210,997
  Shares outstanding                                                                        690,610,107
  Net asset value per share                                                                      $29.27
 Class B shares:
  Net assets                                                                                   $552,295
  Shares outstanding                                                                         18,898,574
  Net asset value per share                                                                      $29.22
 Class C shares:
  Net assets                                                                                   $104,346
  Shares outstanding                                                                          3,572,585
  Net asset value per share                                                                      $29.21
 Class F shares:
  Net assets                                                                                    $67,499
  Shares outstanding                                                                          2,306,836
  Net asset value per share                                                                      $29.26

See Notes to Financial Statements





STATEMENT OF OPERATIONS                                                                       Unaudited
for the six months ended June 30, 2001                                     (dollars in  thousands)
Investment Income:
Income:
 Dividends                                                                    $133,309
 Interest                                                                       80,699         $214,008

Expenses:
 Management services fee                                                        27,651
 Distribution expenses - Class A                                                24,840
 Distribution expenses - Class B                                                 2,107
 Distribution expenses - Class C                                                   157
 Distribution expenses - Class F                                                    24
 Transfer agent fee - Class A                                                    9,906
 Transfer agent fee - Class B                                                      251
 Administrative service fees - Class C                                              75
 Administrative service fees - Class F                                              25
 Reports to shareholders                                                           359
 Registration statement and prospectus                                           1,755
 Postage, stationery and supplies                                                1,598
 Directors' fees                                                                    59
 Auditing and legal fees                                                            59
 Custodian fee                                                                     450
 Taxes other than federal income tax                                                 2
 Other expenses                                                                     38           69,356
Net investment income                                                                           144,652

Realized Gain and Unrealized
 Depreciation on Investments:
Net realized gain                                                                               149,280
Net unrealized depreciation on investments                                                   (1,196,046)
 Net realized gain and unrealized
  depreciation on investments                                                                (1,046,766)
Net Decrease in Net Assets Resulting
 from Operations                                                                              $(902,114)


See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS                                         (dollars in  thousands)

                                                                            Six Months       Year Ended
                                                                        Ended June 30,     December 31,
                                                                                 2001*              2000
Operations:
Net investment income                                                         $144,652         $238,341
Net realized gain on investments                                               149,280        1,436,000
Net unrealized depreciation on investments                                  (1,196,046)        (981,026)
 Net(decrease) increase in net assets
  resulting from operations                                                   (902,114)         693,315

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
 Class A                                                                      (133,455)        (223,880)
 Class B                                                                        (1,303)            (587)
 Class C                                                                           (51)               -
 Class F                                                                          (116)               -
Distributions from net realized gain on investments:
 Class A                                                                      (245,197)      (1,367,983)
 Class B                                                                        (4,538)         (15,496)
  Total dividends and distributions                                           (384,660)      (1,607,946)

Capital Share Transactions:
Proceeds from shares sold                                                    2,942,850        5,434,428
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on investments                             365,000        1,527,294
Cost of shares repurchased                                                  (1,256,622)      (2,479,505)
 Net increase in net assets resulting
  from capital share transactions                                            2,051,228        4,482,217
Total Increase in Net Assets                                                   764,454        3,567,586

Net Assets:
Beginning of period                                                         20,170,683       16,603,097
End of period (including undistributed net
 investment income: $50,574 and $40,847,                                   $20,935,137      $20,170,683
 respectively)

*Unaudited.

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income primarily through investments in common stocks.

The fund offers four classes of shares as described below:

Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.


2.  NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended June 30, 2001, non-U.S. taxes paid were $4,251,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest and other receivables and payables, on a book basis, were $598,000 for the six months ended June 30, 2001.


3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of June 30, 2001, the cost of investment securities for federal income tax reporting purposes was $18,710,046,000. Net unrealized appreciation on investments aggregated $2,188,783,000; $3,892,783,000,000 related to appreciated securities and $1,704,000,000 related to depreciated securities. For the six months ended June 30, 2001, the fund realized on a tax basis net capital gains of $148,992,000. In addition, the fund has recognized, for tax purposes, losses relating to non-U.S. currency transactions totaling $4,398,000 which were realized during the period November 1, 2000 through December 31, 2000. Net losses related to non-U.S. currency transactions of $4,996,000 were treated as an adjustment to ordinary income for federal income tax purposes.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $27,651,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.390% per annum of the first $1 billion of daily net assets decreasing to 0.246% of such assets in excess of $27 billion. For the six months ended June 30, 2001, the management services fee was equivalent to an annualized rate of 0.271% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the six months ended June 30, 2001, aggregate distribution expenses were limited to $24,840,000, or 0.25% of average daily net assets attributable to Class A shares. As of June 30, 2001, unreimbursed expenses which remain subject to reimbursement totaled $2,804,000.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the six months ended June 30, 2001, aggregate distribution expenses were $2,107,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended June 30, 2001, aggregate distribution expenses were $157,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended June 30, 2001, aggregate distribution expenses were $24,000, or 0.25% of average daily net assets attributable to Class F shares.

As of June 30, 2001, aggregate distribution expenses payable to AFD for all share classes were $4,857,000.

AFD received $8,107,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the six months ended June 30, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $10,157,000 was incurred during the six months ended June 30, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of June 30, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $1,743,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the six months ended June 30, 2001, total fees under the agreement were $100,000. As of June 30, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $38,000.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of June 30, 2001, the cumulative amount of these liabilities was $813,000. Directors' fees during the six months ended June 30, 2001, were $59,000, comprised of $100,000 in current fees (either paid in cash or deferred), and $41,000, representing the net decrease in the value of deferred compensation.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,965,074,000 and $2,353,547,000, respectively, during the six months ended June 30, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the six months ended June 30, 2001, the custodian fee of $450,000 includes $73,000 that was paid by these credits rather than in cash.

As of June 30, 2001, net assets consisted of the following:

                                                                  (dollars in thousands)

Capital paid in on shares of capital stock                                         $18,548,979
Undistributed net investment income                                                     50,574
Undistributed net realized gain                                                        143,389
Net unrealized appreciation                                                          2,192,195
Net assets                                                                         $20,935,137


Capital share transactions in the fund were as follows:

                                                                          Six months       Six months
                                                                               ended            ended
                                                                            June 30,         June 30,
                                                                                 2001             2001
                                                                        Amount (000)           Shares
Class A Shares:
  Sold                                                                    $2,480,350       82,269,356
  Reinvestment of dividends and distributions                                359,170       12,026,231
  Repurchased                                                             (1,241,020)     (41,483,910)
   Net increase in Class A                                                 1,598,500       52,811,677
Class B Shares: /1/
  Sold                                                                    $  286,851        9,560,696
  Reinvestment of dividends and distributions                                  5,675          190,893
  Repurchased                                                                (13,550)        (459,060)
   Net increase in Class B                                                   278,976        9,292,529
Class C Shares: /2/
  Sold                                                                       106,047        3,598,693
  Reinvestment of dividends and distributions                                     49            1,561
  Repurchased                                                                   (814)         (27,669)
   Net increase in Class C                                                   105,282        3,572,585
Class F Shares: /2/
  Sold                                                                        69,602        2,344,262
  Reinvestment of dividends and distributions                                    106            3,400
  Repurchased                                                                 (1,238)         (40,826)
   Net increase in Class F                                                    68,470        2,306,836
Total net increase in fund                                                $2,051,228       67,983,627






                                                                          Year ended       Year ended
                                                                        December 31,     December 31,
                                                                                 2000             2000
                                                                        Amount (000)           Shares
Class A Shares:
  Sold                                                                    $5,121,869      154,249,355
  Reinvestment of dividends and distributions                              1,511,665       48,749,136
  Repurchased                                                             (2,471,417)     (74,675,780)
   Net increase in Class A                                                 4,162,117      128,322,711
Class B Shares: /1/
  Sold                                                                       312,559        9,345,451
  Reinvestment of dividends and distributions                                 15,629          507,965
  Repurchased                                                                 (8,088)        (247,371)
   Net increase in Class B                                                   320,100        9,606,045
Class C Shares: /2/
  Sold                                                                           -                -
  Reinvestment of dividends and distributions                                    -                -
  Repurchased                                                                    -                -
   Net increase in Class C                                                       -                -
Class F Shares: /2/
  Sold                                                                           -                -
  Reinvestment of dividends and distributions                                    -                -
  Repurchased                                                                    -                -
   Net increase in Class F                                                       -                -
Total net increase in fund                                                $4,482,217      137,928,756


/1/ Class B shares were not offered before
    March 15, 2000.
/2/ Class C and Class F shares were not offered before March 15, 2001.

Per-Share Data and Ratios

                                                                  Class A          Class A          Class A
                                                               Six months             Year             Year
                                                                    ended            ended            ended
                                                                 June 30,     December 31,     December 31,
                                                             2001 /1/,/2/              2000             1999
Net Asset Value, Beginning of Period                               $31.16           $32.59           $28.92

 Income from Investment Operations :
  Net investment income                                           .22 /3/          .42 /3/              .41

  Net (losses) gains on securities (both                        (1.53)/3/          .90 /3/             6.45
  realized and unrealized)

   Total from investment operations                                 (1.31)            1.32             6.86

 Less Distributions :
  Dividends (from net investment income)                             (.20)            (.40)            (.40)

  Distributions (from capital gains)                                 (.38)           (2.35)           (2.79)

   Total distributions                                               (.58)           (2.75)           (3.19)

Net Asset Value, End of Period                                     $29.27           $31.16           $32.59

Total Return /4/                                                   (4.25)%            4.27%           24.58%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                          $20,211          $19,872          $16,603

 Ratio of expenses to average net assets                          .66%/5/              .64%             .63%

 Ratio of net income to average net assets                       1.44%/5/             1.28%            1.33%






                                                                  Class A          Class A          Class A
                                                                     Year             Year             Year
                                                                    ended            ended            ended
                                                             December 31,     December 31,     December 31,
                                                                      1998             1997             1996
Net Asset Value, Beginning of Period                               $27.40           $24.54           $22.29

 Income from Investment Operations :
  Net investment income                                               .42              .41              .41

  Net (losses) gains on securities (both                             4.09             6.00             4.00
  realized and unrealized)

   Total from investment operations                                  4.51             6.41             4.41

 Less Distributions :
  Dividends (from net investment income)                             (.40)            (.42)            (.40)

  Distributions (from capital gains)                                (2.59)           (3.13)           (1.76)

   Total distributions                                              (2.99)           (3.55)           (2.16)

Net Asset Value, End of Period                                     $28.92           $27.40           $24.54

Total Return /4/                                                    16.72%           26.67%           19.99%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                          $12,713          $10,465           $7,165

 Ratio of expenses to average net assets                              .63%             .63%             .66%

 Ratio of net income to average net assets                           1.47%            1.54%            1.78%






                                                                  Class B          Class B          Class C
                                                               Six months
                                                                    ended      March 15 to      March 15 to
                                                                June 30,      December 31,         June 30,
                                                             2001 /1/,/2/         2000 /1/     2001 /1/,/2/
Net Asset Value, Beginning of Period                               $31.12           $31.93           $28.52

 Income from Investment Operations :
  Net investment income /3/                                           .10              .15              .02

  Net (losses) gains on securities (both                            (1.53)            1.02              .69
   realizedand unrealized) /3/

   Total from investment operations                                 (1.43)            1.17              .71

 Less Distributions :
  Dividends (from net investment income)                             (.09)            (.13)            (.02)

  Distributions (from capital gains)                                 (.38)           (1.85)             .00

   Total distributions                                               (.47)           (1.98)            (.02)

Net Asset Value, End of Period                                     $29.22           $31.12           $29.21

Total Return /4/                                                   (4.62)%            3.73%            2.50%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                             $552             $299             $104

 Ratio of expenses to average net assets                         1.43%/5/         1.39%/5/              .52%

 Ratio of net income to average net assets                        .66%/5/          .53%/5/              .07%




                                                                  Class F

                                                              March 15 to
                                                                 June 30,
                                                             2001 /1/,/2/
Net Asset Value, Beginning of Period                               $28.56

 Income from Investment Operations :
  Net investment income /3/                                           .10

  Net (losses) gains on securities (both                              .69
  realized and unrealized) /3/

   Total from investment operations                                   .79

 Less Distributions :
  Dividends (from net investment income)                             (.09)

  Distributions (from capital gains)                                  .00

   Total distributions                                               (.09)

Net Asset Value, End of Period                                     $29.26

Total Return /4/                                                     2.76%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                              $68

 Ratio of expenses to average net assets                              .24%

 Ratio of net income to average net assets                            .35%




Supplemental Data - All Classes
                                                               Six months
                                                                    ended       Year ended       Year ended
                                                                June 30,     December 31,     December 31,
                                                             2001 /1/,/2/              2000             1999
Portfolio turnover rate                                             12.66%           43.43%           45.50%


                                                               Year ended       Year ended       Year ended
                                                              December 31,     December 31,     December 31,
                                                                      1998             1997             1996
Portfolio turnover rate                                             52.57%           45.09%           39.07%


/1/ Based on operations for the period
    shown and, accordingly, not
    representative of a full year.
/2/ Unaudited.
/3/ Based on average shares outstanding.
/4/ Total returns exclude all sales
    charges, including contingent
    deferred sales charges.
/5/ Annualized.


DIRECTORS

Guilford C. Babcock
San Marino, California
Associate Professor of Finance,
Marshall School of Business,
University of Southern California

James E. Drasdo
Los Angeles, California
President of the fund
Senior Vice President,
Capital Research and
Management Company

Robert A. Fox
Livingston, California
Managing General Partner,
Fox Investments, LP;
Professor and Executive in Residence,
University of California, Davis; former
President and Chief Executive Officer,
Foster Farms Inc.

Roberta L. Hazard
McLean, Virginia
Consultant; Rear Admiral,
U.S. Navy (retired)

Leonade D. Jones
Burlingame, California
Co-founder and adviser,
VentureThink, LLC and Versura Inc.;
former Treasurer, The Washington
Post Company

John G. McDonald
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University

Gail L. Neale
Burlington, Vermont
President, The Lovejoy Consulting Group,
Inc.; former Executive Vice President
of the Salzburg Seminar

Henry E. Riggs
Claremont, California
President, Keck Graduate Institute of
Applied Life Sciences

James F. Rothenberg
Los Angeles, California
Chairman of the Board of the fund
President and Director,
Capital Research and
Management Company

Patricia K. Woolf, Ph.D.
Princeton, New Jersey
Private investor; corporate director;
lecturer, Department of Molecular Biology,
Princeton University


OTHER OFFICERS

Gordon Crawford
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and
Management Company

Paul G. Haaga, Jr.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and
Management Company

Michael T. Kerr
Los Angeles, California
Senior Vice President of the fund
Senior Vice President,
Capital Research Company

Dina N. Perry
Washington, D.C.
Senior Vice President of the fund
Senior Vice President,
Capital Research and
Management Company

Martin Romo
San Francisco, California
Vice President of the fund
Vice President and Director,
Capital Research Company

Patrick F. Quan
San Francisco, California
Secretary of the fund
Vice President - Fund Business
Management Group,
Capital Research and
Management Company

Sheryl F. Johnson
Norfolk, Virginia
Treasurer of the fund
Vice President <UNDEF> Fund Business
Management Group,
Capital Research and
Management Company

David A. Pritchett
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and
Management Company



[The American Funds Group/r/]


OFFICES OF THE FUND

One Market, Steuart Tower
Suite 1800
San Francisco, California 94105-1409

INVESTMENT ADVISER
Capital Research and
Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of Fundamental Investors, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2001, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

There are several ways to invest in Fundamental Investors. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses about 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (about 0.06% a year) than do Class A shares, and an annual asset-based fee charged by the sponsoring firm. Because expenses are first deducted from income, dividends for each share class will vary.

Printed on recycled paper

Litho in USA KBD/CG/5184
Lit. No. FI-013-0801